Z-SEVEN
THIRD QUARTER REPORT
Period Ending
September 30, 1997

1.  Accounting Procedures
    Reliability & Conservatism

2.  Consistency of Operating
    Earnings Growth

3.  Strength of Internal
    Earnings Growth

4.  Balance Sheet:
    Working Capital

5.  Balance Sheet:
    Corporate Liquidity

6.  Recognition:
    Owner Diversification

7.  Value: P/E Under 10

LETTER TO OUR SHAREHOLDERS
Dear Shareholder:
We would like to express our gratitude for your confidence in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1997 NINE MONTH INVESTMENT RESULTS
As 1997 reached its nine-month point, our investments have provided positive returns with a significant increase in the portfolio. Over the nine months, the investment portfolio grew 19%. The third quarter brought an increase of 8%.

THIRD QUARTER NET ASSET VALUE
Our net asset value increased 18%, from $16.40 to $19.35, in the nine months. During the third quarter, the net asset value rose 8% from $17.95 to $19.35. This is the fourth consecutive quarter in which our net asset value advanced, and the twelfth out of the last thirteen quarters.

GOOD NEWS
Investments with increases of 20% or more since the end of last year are discussed under our "Good News" section. In the first nine months, seven stocks in our portfolio gained 20% or more. Six of these are large positions.

DAY RUNNER, INC., the leading manufacturer of paper-based organizers for the retail market, was up 16% in the third quarter. Year-to-date, the company's share price rose 97%. In August, the company repurchased almost 350,000 shares or 6% of its outstanding stock. This repurchase program is in Day
Runner's  and  its  shareholders'  interest  and  probably contributed to this quarter's price increase. Day Runner was in our "Mistakes and Disappointments" section at the end of 1996, but rebounded strongly over the last nine months and is now well over its purchase price in late 1995.

L'OREAL, the world's largest cosmetics company, was up 22% during the first nine months of the year. The French giant announced that it will acquire 100% control of its Spanish joint-venture, Procasa, and buy three other companies which market their products in Spain. Together the four companies had sales of two billion French francs in 1996.

NOVARTIS AG, the Swiss pharmaceutical concern formed by the merger of Sandoz AG and Ciba-Geigy AG last year, advanced 45% year-to-date. With net income up 27% in its latest results, Novartis has taken off to a great start since its January debut.

Golf equipment producer CALLAWAY GOLF had a share price increase of 21% in the first nine months. Callaway Golf and Bausch & Lomb formed a partnership to develop and market an exclusive line of premium sunglasses, designed specifically for golf enthusiasts.

BORDER TELEVISION PLC, a regional broadcaster in television and radio in the U.K., had a 21% share-price advance year-to-date. The company's growth slowed down slightly with the acquisition of Sunderland City Radio due to related refurbishing and integration. Border also bought out its joint-venture partner in a radio license serving the Darlington area giving it a 35% stake in the region.

British diversified manufacturing group TOMKINS PLC was up 29% at the nine-month point. The share price was lifted by a record pre-tax profit increase of 34%. The results included the first contribution from U.S.-based Gates, their major acquisition in 1996. Gates is a world-wide manufacturer of belts and hoses. Tomkins' latest acquisition, Stant, a U.S. market leader in the automotive after-market, adds highly complementary products to Gates' well-established global distribution network.

WESTFAIR FOODS LTD., a Canadian retail grocery chain, our smallest holding, advanced 36% year-to-date.

This concludes the "Good News" section. However, we would like to mention Amrion, Inc., which did well for the Fund but at the end of the third quarter was not in the portfolio. Amrion, held for only four months, had a price increase of 58% before it was sold. The company was acquired by Whole Foods Market which did not meet several of our purchase criteria, therefore, the Amrion shares were sold prior to the merger in September.

MISTAKES AND DISAPPOINTMENTS
For purposes of objectivity, we also talk about the investments which fell 20% or more since the end of last year. Three U.K. companies belong in this section. They suffered from the overall price weakness among U.K. small caps. Two of them, Essex Furniture and Abbeycrest, are very small investments accounting for under one-half of one percent of the Fund's market value.

FAIRWAY GROUP PLC is a U.K. provider of print facilities management and finishing services, and a distributor of educational equipment. At the end of last year, difficult market conditions required Fairway to announce that earnings would be above last year, but significantly lower than market expectations. The uncertainty in earnings continued to drive the share price down. Year-to-date, the company's share price fell 46%. For its first-half, Fairway reported a net loss after an exceptional charge from the disposal of their troubled printing facility. The educational supplies division reported increased profits despite a moderate decline in sales.

ESSEX FURNITURE PLC, a British retailer, continues to have earnings difficulties and at the nine-month point its share price was down 22%. We have been reducing our position in Essex because the company no longer meets all of our criteria.

ABBEYCREST PLC, the U.K.'s largest designer and manufacturer of gold and silver jewelry, had a share-price decrease of 20% over the nine months. After reporting strong results, their share price rebounded 16% in the third quarter.

OUTLOOK
In the U.S., interest rates are steady and broad market conditions continue to be favorable. The outlook for the U.S. stock market is positive.

French and Danish interest rates were raised after the end of the third quarter. Switzerland, Sweden, and Spain are among the few countries that had steady or declining interest rates. As conditions change in the various markets, we will continue to sell stocks that no longer meet all of our criteria, as we have been doing in the U.K.

While the sharp correction in the U.S. and other major stock markets and bourses may impact the market performance in the current quarter, it opens good buying opportunities. It also could provide a strong platform for a good performance in 1998.

Z-Seven's share price is currently below the net asset value. We believe this small discount position represents a good opportunity for the Z-Seven Fund and individual shareholders to take advantage of the current value in the marketplace.

Sincerely,



Barry Ziskin                                                November 11, 1997

Z-Seven Fund, Inc.
Schedule of Investments
at September 30, 1997 (Unaudited)

---------------------------------------------------------------
Common Stocks (a)                          Shares      Value
---------------------------------------------------------------
APPAREL & ACCESSORIES - 1.2%
 Abbeycrest PLC                              10,000  $   19,180
 Fila Holding S.p.A.  ADS (b)                 9,300     287,723
                                                     ----------
                                                        306,903
                                                     ----------
AUTOMOTIVE & TRANSPORTATION - 7.0%
 Autopistas C.E. SA                          20,991     281,972
 Linamar Corporation                         13,800     850,259
 Motorcar Parts and Accessories, Inc.        35,000     706,580
                                                     ----------
                                                      1,838,811
                                                     ----------
BUILDING & MATERIALS - 8.8%
 American Homestar Corporation               36,100     866,400
 NCI Building Systems, Inc.                  22,800     820,800
 Polypipe PLC                                88,200     308,347
 Wolverine Tube, Inc. (c)                    10,600     332,575
                                                     ----------
                                                      2,328,122
                                                     ----------
BUSINESS SERVICES & SUPPLIES - 10.2%
 Day Runner, Inc.                            23,600     908,600
 Dudley Jenkins Group PLC                   228,000     880,080
 Fairway Group PLC                        1,377,500     902,263
                                                     ----------
                                                      2,690,943
                                                     ----------
COMPUTER & ELECTRONICS - 13.9%
 Communications Systems, Inc.                26,700     554,025
 Cybex Computer Products Corporation         36,500     985,500
 Hummingbird Communications Ltd.             16,200     631,800
 Insight Enterprises, Inc.                   27,550     912,594
 Intel Corporation (c)                        6,300     581,572
                                                     ----------
                                                      3,665,491
                                                     ----------
FINANCIAL SERVICES - 6.8%
 Jardine Lloyd Thompson Group PLC           280,100     831,897
 Rathbone Brothers PLC                      158,000     961,588
                                                     ----------
                                                      1,793,485
                                                     ----------
FOOD & BEVERAGE - 6.4%
 Carlsberg AS                                 4,100     226,500
 Lindt & Sprungli AG                            329     573,983
 Lone Star Steakhouse & Saloon, Inc. (c)     38,000     793,250
 Weetabix Ltd.                                2,050      82,949
                                                     ----------
                                                      1,676,682
                                                     ----------
HEALTH & PERSONAL CARE - 12.4%
 Astra AB                                    48,266     855,322
 Del Laboratories, Inc.                      19,500     726,375
 L'Oreal                                      2,157     867,226
 Novartis AG                                    529     815,083
                                                     ----------
                                                      3,264,006
                                                     ----------
LEISURE & MEDIA - 11.3%
 Border Television PLC                      193,000   1,172,861
 Callaway Golf Co.                           17,500     610,313


---------------------------------------------------------------------
Common Stocks (a)                                Shares      Value
---------------------------------------------------------------------
 LVMH Moet Hennessy Louis Vuitton                  2,145      457,889
 Seattle FilmWorks, Inc. (c)                      66,800      726,450
                                                          -----------
                                                            2,967,513
                                                          -----------
MEDICAL SERVICES & SUPPLIES - 6.9%
 National Dentex Corporation                      38,500      818,125
 Protean PLC                                     266,300      797,302
 Seton Healthcare Group PLC                       26,300      194,752
                                                          -----------
                                                            1,810,179
                                                          -----------
MULTI-INDUSTRY - 3.9%
 Tomkins PLC                                     106,166      600,581
 TT Group PLC                                     67,900      415,955
                                                          -----------
                                                            1,016,536
                                                          -----------
RETAIL - 0.3%
 Essex Furniture PLC                              57,600       73,210
 Westfair Foods Ltd.                                 360       15,638
                                                          -----------
                                                               88,848
                                                          -----------

MISCELLANEOUS - 5.0%                             117,500    1,314,300
---------------------------------------------------------------------
TOTAL COMMON STOCKS - 94.1%
 (Cost $21,269,214)                                        24,761,819
---------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
LESS LIABILITIES - 5.9%                                     1,559,543
---------------------------------------------------------------------
NET ASSETS - 100.0%
 (Equivalent to $19.35 per share based on
 1,360,517 shares of capital stock outstanding)           $26,321,362
=====================================================================

(a) Percentages indicated are based on net assets of $26,321,362.
(b)   American Depository Shares.
(c) All or a portion of this stock was pledged as collateral for a line of credit.


      COMMON STOCKS BY COUNTRY
-------------------------------------
Percent   Country               Value
-------------------------------------
   47.6%  United States   $11,795,481
   29.8%  United Kingdom    7,390,665
    6.1%  Canada            1,497,698
    5.6%  Switzerland       1,389,066
    5.4%  France            1,325,115
    3.5%  Sweden              855,322
    1.1%  Spain               281,972
    0.9%  Denmark             226,500
-------------------------------------
  100.0%                  $24,761,819
=====================================